SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               PUBLIX SUPER MARKETS, INC.
                     -----------------------------------------------
                     (Name of Registrant as Specified in its Charter)


       -----------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on the table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5) Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ---------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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




PUBLIX SUPER MARKETS, INC.

2001 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT



Tuesday, May 15, 2001
Corporate Office
1936 George Jenkins Boulevard
Lakeland, Florida 33815


To Our Stockholders:

Notice is hereby given, pursuant to the By-Laws of the Company, that the Annual Meeting of Stockholders of Publix Super Markets, Inc., a Florida corporation, will be held at the corporate office of the Company, 1936 George Jenkins Boulevard, Lakeland, Florida, on Tuesday, May 15, 2001, at 9:30 a.m. for the following purposes:

      1. To elect a Board of Directors;
      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Accompanying the Notice of Annual Meeting of Stockholders is a Proxy Statement and a proxy card. Whether or not you plan to attend this meeting, please mark, sign, date and return the proxy card in the enclosed return envelope.

By order of the Board of Directors:

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary



Dated: March 6, 2001

GENERAL INFORMATION

This Proxy Statement is being mailed on or about April 12, 2001, to the stockholders of Publix Super Markets, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 15, 2001, or any adjournments thereof. The cost of the enclosed proxy is borne by the Company.

VOTING SECURITIES OUTSTANDING

As of March 6, 2001, there were 207,566,326 shares of common stock of the Company outstanding. Each share is entitled to one vote.

Only holders of common stock of record as of March 6, 2001, will be entitled to vote at the Annual Meeting of Stockholders.

VOTING PROCEDURES

A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by filing a written notice of such revocation or a duly executed proxy bearing a later date with the Secretary of the Company, at the corporate office of the Company, 1936 George Jenkins Boulevard, Lakeland, Florida 33815. The execution of the enclosed proxy will not affect a stockholder's right to vote in person at the meeting should the stockholder later find it convenient to attend the meeting and desire to vote in person.

The proxy cards will be tabulated by employees of the Company. A stockholder attending in person or by proxy will be counted as part of the quorum for the meeting, even if that person abstains or otherwise does not vote on any matter. Directors will be elected by a plurality of the votes cast at the meeting in person or by proxy. Any other matter submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of shares voted at the meeting in person or by proxy. An abstention or a failure to vote is not counted in determining whether a plurality of votes exists, but an abstention or a failure to vote is equivalent to a "no" vote when a majority vote of all outstanding shares is required.

ELECTION OF DIRECTORS

The Company's By-Laws specify that the Board of Directors shall not be less than three nor more than fifteen members. The exact number of directors shall be fixed by resolution of the then authorized number of directors. The Board of Directors has fixed the number of directors at nine members. The persons designated as nominees for election as a director are Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton. All nominees except Mr. Norton are currently directors of the Company. William H. Vass is not standing for re-election. Management of the Company recommends a vote FOR all the nominees. The proxies will be voted FOR the election of the nine nominees unless the stockholder specifies otherwise. The term of office of the directors will be until the next annual meeting or until their successors shall be elected and qualified.

If one or more of the nominees become unable or unwilling to serve at the time of the meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee(s) designated by the Board of Directors or, if none, the size of the Board will be reduced accordingly. The Board of Directors does not anticipate that any nominee will be unavailable or unable to serve.

INFORMATION CONCERNING PROPOSED
DIRECTORS AND CERTAIN BENEFICIAL OWNERS


The following table sets forth certain information about the shares of the Company's common stock beneficially owned as of March 6, 2001, by the Company's proposed directors. Additionally listed are all directors and executive officers as a group and others known by the Company to own beneficially 5% or more of the Company's common stock.


Name, Principal Occupation
Presently and During Last
Five Years, Other Information     Nature of Family Relationship      Number of Shares of Common
and Period of Service as          with Executive Officers            Stock Beneficially Owned      Percent
Director of the Company (Age)     and Directors                      as of March 6, 2001 (1)       of Class
-----------------------------------------------------------------------------------------------------------


Carol Jenkins Barnett             Sister of Howard M. Jenkins,             11,814,765 (2)            5.69
  Chairman of the Board           cousin of Charles H. Jenkins, Jr.,
  and President of Publix         aunt of W. Edwin Crenshaw and
  Super Markets Charities, Inc.   wife of Hoyt R. Barnett
  Director since 1983. (44)

Hoyt R. Barnett                   Husband of Carol Jenkins Barnett         58,832,310 (3)           28.34
  Vice Chairman of the            and brother-in-law of Howard M. Jenkins
  Company and Trustee of
  the Employee Stock Ownership
  Plan since December 1999.
  Previously, Executive Vice
  President and Trustee of the
  Profit Sharing Plan to August
  1998, Executive Vice President,
  Trustee of the Profit Sharing
  Plan and Trustee of the
  Employee Stock Ownership Plan
  to January 1999, Vice Chairman,
  Trustee of the Profit Sharing
  Plan and Trustee of the
  Employee Stock Ownership
  Plan to December 1999.
  Director since 1985. (57)

W. Edwin Crenshaw                 Nephew of Carol Jenkins Barnett,            623,258                 *
  President of the Company.       nephew of Howard M. Jenkins and
  Director since 1990. (50)       cousin of Charles H. Jenkins, Jr.

Mark C. Hollis                                                              1,378,971 (4)             *
  Vice Chairman of the Board
  of the Company from
  January 1996 until retiring
  in January 1999. Director
  since 1974. (66)

* Shares represent less than 1% of class.
Note references are explained on page 4.


Name, Principal Occupation
Presently and During Last
Five Years, Other Information     Nature of Family Relationship      Number of Shares of Common
and Period of Service as          with Executive Officers            Stock Beneficially Owned      Percent
Director of the Company (Age)     and Directors                      as of March 6, 2001 (1)       of Class
-----------------------------------------------------------------------------------------------------------


Charles H. Jenkins, Jr.           Cousin of Howard M. Jenkins,              2,170,863 (5)            1.05
  Chairman of the Executive       cousin of Carol Jenkins Barnett
  Committee and Chief Operating   and cousin of W. Edwin Crenshaw
  Officer of the Company
  since June 2000. Previously,
  Chairman of the Executive
  Committee. Director since
  1974. (57)

Howard M. Jenkins                 Brother of Carol Jenkins Barnett,        11,941,221 (6)            5.75
  Chairman of the Board and       cousin of Charles H. Jenkins, Jr.,
  Chief Executive Officer of      uncle of W. Edwin Crenshaw and
  the Company. Director           brother-in-law of Hoyt R. Barnett
  since 1977. (49)

Tina P. Johnson                                                             5,304,341 (7)            2.56
  Senior Vice President of the
  Company and Trustee of the
  401(k)Plan - Publix Stock Fund
  since Ju1y 1997. Previously,
  Treasurer and Trustee of the
  401(k)Plan - Publix Stock Fund
  to March 1996, Vice President,
  Treasurer and Trustee of the
  401(k) Plan - Publix Stock Fund
  to July 1997. Director since
  1993. (41)

E. Vane McClurg
  Attorney-at-law, law office of                                            1,728,002                 *
  Hahn, McClurg, Watson, Griffith
  & Bush. Director since 1988. (59)

Kelly E. Norton
  Independent business advisor                                                 __
  and consultant. Previously,
  President and Chief Executive
  Officer of Florida Tile
  Industries, Inc. (formerly
  Sikes Corporation) from 1982
  to 1994. Also served as a
  Director of Florida Tile
  Industries, Inc. from 1980 to
  1990. Nominee for Director
  of the Company in 2001. (62)


* Shares represent less than 1% of class.
Note references are explained on page 4.


(1) As used in the table on the preceding pages, "beneficial ownership" means the sole or shared voting or investment power with respect to the Company's common stock. Holdings of officers include shares allocated to their individual accounts in the Company's Employee Stock Ownership Plan (ESOP), over which each officer exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of common stock may be included as beneficially owned by more than one individual or entity.

(2) Includes 1,218,149 shares of common stock which are also shown as beneficially owned by Carol Jenkins Barnett's husband, Hoyt R. Barnett, but excludes all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett is Trustee of the ESOP which is the record owner of 57,512,340 shares of common stock over which he has shared investment power. As Trustee, Hoyt R. Barnett exercises sole voting power over 978,551 shares in the ESOP because such shares have not been allocated to participants' accounts. For ESOP shares allocated to participants' accounts, Hoyt R. Barnett will vote shares as instructed by participants. Additionally, Hoyt R. Barnett will vote ESOP shares for which no instruction is received. Total shares beneficially owned include 1,218,149 shares also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares beneficially owned by Carol Jenkins Barnett, as to which Hoyt R. Barnett disclaims beneficial ownership.

(4) Mark C. Hollis has shared voting and investment power over 1,378,547 shares of common stock.

(5) Charles H. Jenkins, Jr. is co-trustee of a trust which is the record owner of 532,807 shares of common stock over which he has shared voting and investment power.

(6) Howard M. Jenkins has sole voting and investment power over 1,910,753 shares of common stock which are held directly, sole voting and investment power over 5,947,054 shares which are held indirectly and shared voting and investment power over 4,046,093 shares which are held indirectly.

(7) Tina P. Johnson is Trustee of the 401(k) Plan - Publix Stock Fund which is the record owner of 5,243,286 shares of common stock over which she has sole voting and shared investment power.

OTHER BENEFICIAL OWNERS' INFORMATION

Thirty-two directors and executive officers as a group beneficially owned 93,004,188 shares or 44.81% of the common stock of the Company as of March 6, 2001. Included in this amount are 62,755,626 shares or 30.23% in the ESOP and 401(k) Plan - Publix Stock Fund. The address for this group of beneficial owners is 1936 George Jenkins Boulevard, Lakeland, Florida 33815.

Huntington National Bank is the record and beneficial owner of 12,087,452 shares or 5.82% of the common stock of the Company. The address for Huntington National Bank is 41 S. High Street, Columbus, Ohio 43215.

Nancy E. Jenkins, sister of Howard M. Jenkins and Carol Jenkins Barnett, aunt of W. Edwin Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett, is the record and beneficial owner of 14,638,789 shares or 7.05% of the common stock of the Company. The address for Nancy E. Jenkins is 1936 George Jenkins Boulevard, Lakeland, Florida 33815.

Beneficial owners of 5% or more of common stock who are known by the Company include those noted in the preceding table with respect to directors, the ESOP or as otherwise noted above. The Company is aware of no other beneficial owners of 5% or more of the common stock of the Company.

Under Section 16 of the Securities Exchange Act of 1934, certain officers, directors and stockholders of the Company are required to file reports of stock ownership and changes therein with the Securities and Exchange Commission. The Company believes that its officers, directors and stockholders complied with the
Section 16 filing requirements except as noted below. Reports filed by the following persons did not reflect their direct or indirect beneficial ownership of certain shares or changes therein: Huntington National Bank (1999 - one
Schedule 13G); Robert H. Moore (1999 - one Form 4); Charles H. Jenkins, Jr. (2000 - one Form 5). Upon learning of the omissions, Huntington National Bank, Mr. Moore and Mr. Jenkins promptly filed the necessary reports to reflect the required information.

COMPENSATION OF DIRECTORS

The directors of the Company were not compensated for services as directors during 2000. Beginning in May 2001, non-employee directors will receive a quarterly retainer of $10,000 for serving on the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Compensation Committee members include William H. Vass, Chairman and a director of the Company during 2000, and the following who served as directors and executive officers of the Company during 2000: Hoyt R. Barnett, Howard M. Jenkins and Tina P. Johnson. There were no interlocks of the executive officers or directors of the Company serving on the compensation or equivalent committee of another entity which has any executive officer or director serving on the Compensation Committee, other committee or Board of Directors of the Company.

During 2000, the Company purchased approximately $2,395,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of W. Edwin Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Board's Compensation Committee is responsible for reviewing the salary and benefit structure of the Company with respect to its executive officers. The compensation for the named executive officers, including the Chief Executive Officer (CEO), includes a base salary and an incentive bonus.

The factors considered in determining the base salary include: (1) the overall level of responsibility and the relationship to compensation levels of the Company's management, (2) the compensation levels of supermarket chains in the Company's Peer Group Index, taking into account the size and financial performance of the Company, (3) anticipated competitive operating conditions and
(4) overall economic conditions. During 2000, the CEO of the Company, Howard M. Jenkins received no base salary increase. While the first, second and fourth factors above suggested an increase in salary for the CEO, the Company decided not to increase his salary consistent with its conservative position regarding base salary increases for named executive officers.

Bonuses are paid generally in the year following the year earned. During 1999, the Company implemented a new incentive bonus plan. The incentive bonus plan covers approximately 400 management employees. The incentive bonus plan was changed to make the bonus more appropriately reflect the Company's operating results while also reducing the total amount of compensation that was "at risk" for the incentive bonus plan participants. To achieve this result, the base salary of the incentive bonus plan participants was increased. The combination of the increase in the base salary and the decrease in the amount of the incentive bonus that can be earned under the new incentive bonus plan was designed to be compensation neutral in a year of good operating performance.

Under the plan, a bonus pool is established using the current fiscal year earnings before income taxes and incentive bonus of the Company as compared with the prior year. Then this pool is adjusted upward or downward to reflect actual sales results for the fiscal year in comparison to a sales goal. In general, the bonus pool is allocated among the participating management employees, including the named executive officers, according to base compensation paid during the calendar year. The bonuses are earned for employment during the calendar year and an employee must be employed at the end of the calendar year to participate in the bonus. Although the Company has a defined method for calculating the incentive bonus, the Company's Executive Committee retains the right to alter or discontinue the incentive bonus plan at its discretion.

The compensation earned by the executive officers named in the following table ranks at or near the bottom of compensation earned by comparable positions among the peer group supermarket chains included in the performance graphs on pages 9 and 10.

This report is submitted by the following members of the Compensation Committee during 2000:

Hoyt R. Barnett, Howard M. Jenkins, Tina P. Johnson and William H. Vass,
Chairman.

EXECUTIVE COMPENSATION

The following table summarizes the compensation earned by the Company's CEO and the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of 2000 and for services rendered in all capacities to the Company during the years ended 2000, 1999 and 1998:

SUMMARY COMPENSATION TABLE

                                                                                          Long Term Compensation
                                                                                       -----------------------------

                                         Annual Compensation                                  Awards         Payouts
                               ----------------------------------------                -------------------   -------

                                                                            Other
                                                                            Annual    Restricted                        All Other
                                                                            Compen-   Stock      Options/     LTIP      Compen-
Name and Principal Position     Year    Salary     Bonus (1)    Total       sation    Award      SARs (#)     Payouts   sation(2)
---------------------------------------------------------------------------------------------------------------------------------


Howard M. Jenkins (26)          2000    $373,750   $ 82,420     $456,170       -        -            -           -        $22,247
  Chairman of the Board,        1999     373,750    115,386      489,136       -        -            -           -         18,634
  Chief Executive Officer and   1998     300,000    180,895      480,895       -        -            -           -         17,105
  Director

Charles H. Jenkins, Jr. (31)    2000    $356,800   $ 78,682     $435,482       -        -            -           -        $22,247
  Chairman of the Executive     1999     328,900    101,540      430,440       -        -            -           -         18,634
  Committee, Chief Operating    1998     260,000    151,870      411,870       -        -            -           -         17,105
  Officer and Director

W. Edwin Crenshaw (26)          2000    $337,900   $ 74,514     $412,414       -        -            -           -        $22,247
  President and Director        1999     328,900    101,540      430,440       -        -            -           -         18,634
                                1998     264,000    152,904      416,904       -        -            -           -         17,105

Hoyt R. Barnett (32)            2000    $279,625   $ 61,663     $341,288       -        -            -           -        $22,247
  Vice Chairman and Director    1999     261,625     80,771      342,396       -        -            -           -         18,634
                                1998     210,000    125,130      335,130       -        -            -           -         17,105

Daniel M. Risener (38)          2000    $232,000   $ 51,161     $283,161       -        -            -           -        $22,247
  Senior Vice President and     1999     225,580     69,642      295,222       -        -            -           -         18,634
  Chief Information Officer     1998     174,200    101,482      275,682       -        -            -           -         17,105


( )  Years of Service

(1) Amounts in this column include bonuses earned in the applicable year but paid in a subsequent year.

(2) Amounts in this column include the Company's contribution to the ESOP and the 401(k) Plan for 2000 and the Company's contribution to the ESOP, Profit Sharing Plan and 401(k) Plan for 1999 and 1998.

OTHER COMPENSATION

The Company has a trusteed, noncontributory defined contribution plan, the ESOP, for the benefit of eligible employees. The amount of the Company's discretionary contribution to the ESOP is determined annually by the Board of Directors and can be made in Company common stock or cash. The Company's contribution to this plan is allocated to all participants on the basis of compensation and the plan does not discriminate, in scope, terms, or operation, in favor of officers or directors of the Company. Prior to 2000, the Company had an additional trusteed, noncontributory defined contribution plan, the Profit Sharing Plan. Effective December 31, 1999, the Company merged the Profit Sharing Plan into the ESOP. Amounts earned for 2000, 1999 and 1998 under the plans by the CEO and the four most highly compensated executive officers are listed in the Summary Compensation Table.

The Company has a 401(k) plan for the benefit of eligible employees. The 401(k) plan is a voluntary defined contribution plan. Eligible employees may contribute up to 8% of their annual compensation, subject to the maximum contribution limits established by Federal law. The Company may make a discretionary annual matching contribution to eligible participants of this plan as determined by the Board of Directors. During 2000, 1999 and 1998, the Board of Directors approved a match of 50% of eligible contributions up to 3% of eligible wages, not to exceed a maximum match of $750 per employee. The match, which is determined as of the last day of the plan year and paid in the subsequent year, is in the form of common stock of the Company.

The Company's group health and dental insurance plans are available to eligible full-time and part-time employees and the group life insurance plan and long-term disability plan are available to eligible full-time employees. These plans do not discriminate, in scope, terms, or operation, in favor of officers or directors of the Company.

All compensation paid to executive officers during 2000, other than cash and compensation pursuant to the plans described above, does not exceed the minimum amounts required to be reported pursuant to the Securities and Exchange Commission rules.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

During 2000, the Company purchased approximately $2,395,000 of food products from Alma Food Imports, Inc., a company owned by Julia Jenkins Fancelli, sister of Howard M. Jenkins, Carol Jenkins Barnett and Nancy E. Jenkins, aunt of W. Edwin Crenshaw, cousin of Charles H. Jenkins, Jr. and sister-in-law of Hoyt R. Barnett.

During 2000, the Company paid approximately $687,000 to the law office of Hahn, McClurg, Watson, Griffith & Bush for legal services. E. Vane McClurg is a director and continues to provide legal services to the Company.

During 2000, the Company paid approximately $115,000 to William H. Vass, a director of the Company, for consulting services.

In the opinion of management, the terms of these transactions are no less favorable than terms that could have been obtained from unaffiliated parties.

PERFORMANCE GRAPH

The following performance graph sets forth the Company's cumulative total stockholder return during the five years ended December 30, 2000, with the cumulative total return on the S&P 500 Index and a custom Peer Group Index including companies in the same line of business (supermarket retail companies)(1). The Peer Group Index is weighted based on the various companies' market capitalization. The comparison assumes $100 was invested at the end of 1995 in the Company's common stock and in each of the related indices and assumes reinvestment of dividends.

The Company's common stock is valued as of the end of each fiscal quarter. After the end of a quarter, however, shares continue to be traded at the prior valuation until the new valuation is received. The cumulative total return for the companies represented in the S&P 500 Index and the custom Peer Group Index is based on those companies' calendar year end trading price. Therefore, the Company has provided a performance graph based on the Company's fiscal year end valuation (rather than the trading price at fiscal year end, representing the appraised value as of the prior fiscal quarter). For comparative purposes, additional information is provided based on the fiscal year end trading price of the Company's shares.


COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END VALUATION


               1995        1996        1997        1998        1999        2000
             -------------------------------------------------------------------


PUBLIX      $100.00      126.25      186.15      283.11      275.27      296.91
S&P 500     $100.00      122.96      163.98      210.85      255.21      231.98
PEER GROUP  $100.00      132.10      168.81      261.05      161.40      207.38



COMPARISON OF FIVE-YEAR CUMULATIVE RETURN BASED UPON YEAR END TRADING PRICE


               1995        1996        1997        1998        1999        2000
            -------------------------------------------------------------------


PUBLIX      $100.00      128.59      145.08      257.31      280.59      298.11
S&P 500     $100.00      122.96      163.98      210.85      255.21      231.98
PEER GROUP  $100.00      132.10      168.81      261.05      161.40      207.38



(1) Companies included in the peer group are: A&P, Albertson's, American Stores (acquired by Albertson's in June 1999), Brunos (included through December 1999, no longer publicly traded), Delhaize America (formerly Food Lion), Giant Food (acquired by Ahold USA in October 1998), Hannaford Bros.(acquired by Delhaize America in July 2000), Kroger, Safeway, Smith's Food and Drug (acquired by Fred Meyer in September 1997), Vons (acquired by Safeway in April 1997), Weis Markets and Winn-Dixie. Peer group companies that have been acquired are included in the performance graphs for all full years prior to their acquisition.

MEETINGS

The Board of Directors held five meetings during 2000. All directors attended at least 75% of the Company's Board of Directors and committee meetings held in 2000.

COMMITTEES

The Board of Directors had the following committees during 2000, each of which is described below: Executive, Compensation, Audit, Corporate Governance and Nominating.

The Executive Committee was formed by the Board of Directors to manage the day-to-day affairs of the Company. During 2000, the Executive Committee consisted of Hoyt R. Barnett, W. Edwin Crenshaw, Charles H. Jenkins, Jr., Chairman and Howard M. Jenkins. During 2000, the Executive Committee held 17 meetings.

The Compensation Committee sets and reviews the salary and benefits structure of the Company with respect to its executive officers. During 2000, the Compensation Committee consisted of Hoyt R. Barnett, Howard M. Jenkins, Tina P. Johnson and William H. Vass, Chairman. During 2000, the Compensation Committee held two meetings.

The Audit Committee has responsibility to the Board of Directors for assessing the processes related to the Company's risks and control environment, overseeing the financial reporting and evaluating the internal and independent audit processes. During 2000, the Audit Committee consisted of Carol Jenkins Barnett, Mark C. Hollis, E. Vane McClurg, Chairman and William H. Vass. During 2000, the Audit Committee held two meetings.

The Corporate Governance Committee has responsibility for reviewing and reporting to the Board of Directors on matters of corporate governance such as practices, policies and procedures affecting directors and the Board's operations and effectiveness. During 2000, the Corporate Governance Committee consisted of Mark C. Hollis, Tina P. Johnson, E. Vane McClurg, Chairman and William H. Vass. During 2000, the Corporate Governance Committee held seven meetings.

The Nominating Committee has responsibility for reviewing and reporting to the Board of Directors on matters of Board nominations. This includes establishing criteria for Board membership, reviewing possible candidates and proposing nominees to the Board of Directors. During 2000, the Nominating Committee consisted of Mark C. Hollis, Chairman, Howard M. Jenkins, Tina P. Johnson and E. Vane McClurg. During 2000, the Nominating Committee held two meetings.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company's Board of Directors is comprised of four Board members who are not actively involved in the current management of the Company. Although the Audit Committee members are not independent as defined by the New York Stock Exchange, in the opinion of the Board, each Audit Committee member has the ability to make objective decisions independent of the interests of management.

The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. A copy of the Charter, as revised on February 7, 2001, is included with this Proxy Statement as Appendix A. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and oversee these processes as described in the Audit Committee Charter.

The Audit Committee reviewed and discussed with management and the Company's independent auditors the Company's audited financial statements for the fiscal year ended December 30, 2000. The Audit Committee also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the auditors the firm's independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000 for filing with the Securities and Exchange Commission.

This report is submitted by the following members of the Audit Committee during the fiscal year 2000: Carol Jenkins Barnett, Mark C. Hollis, E. Vane McClurg, Chairman and William H. Vass.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG LLP was the Company's auditors during 2000. The Audit Committee will make its recommendation to the Board of Directors as to the Company's auditors for 2001 later this year.

Representatives of KPMG LLP will be present at the meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The aggregate fees billed by the Company's independent auditors, KPMG LLP, for professional services rendered for the fiscal year ended December 30, 2000 were approximately $200,000 for audit fees, $532,000 for professional services related to financial information systems evaluation and selection and $165,000 for other professional services.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received at the Company's corporate office prior to December 13, 2001, for consideration for inclusion in the Proxy Statement relating to that meeting.

OTHER MATTERS THAT MAY COME BEFORE THE MEETING

At the date of this Proxy Statement, the Board of Directors knows of no matter other than the matters described herein that will be presented for consideration at the meeting. However, if any other business shall properly come before the meeting, all proxies signed and returned by stockholders will be voted in accordance with the best judgment of the persons voting the proxies.

By order of the Board of Directors:

/s/ John A. Attaway, Jr.
------------------------
John A. Attaway, Jr.
Secretary



Dated: March 6, 2001


The Company will provide, without charge, a copy of its annual report to the Securities and Exchange Commission, Form 10-K, for the fiscal year ended December 30, 2000, upon the written request of any stockholder of record or beneficial owner as of March 6, 2001. Requests for such reports should be directed to John A. Attaway, Jr., Secretary, Publix Super Markets, Inc., P.O. Box 407, Lakeland, Florida 33802.

AUDIT COMMITTEE CHARTER (Effective February 7, 2001)                  APPENDIX A

PURPOSE

This Audit Committee Charter sets forth the duties and responsibilities of the Audit Committee (the "Committee") of Publix Super Markets, Inc. (the "Company"). The Committee is appointed by the Board of Directors (the "Board") of the Company, and in the absence of such appointment, the Board shall serve as the Committee. Its primary function is to assist the Board in fulfilling its oversight responsibilities by monitoring
o the integrity of the systems of internal controls regarding finance, accounting, legal compliance and ethics established by management and the Board
o the integrity of the financial statements and other information provided to stockholders and others and
o    the audit process.

Consistent  with  this  function,   the  Committee  shall  encourage  continuous
improvement of and foster adherence to the Company's policies, procedures and practices at all levels.

MEMBERSHIP

The Committee is composed of at least three Board members who are not actively involved in the current management of the Company and, in the opinion of the Board, have the ability to make objective decisions that may be in conflict with the interests of management.

Committee members are elected by the Board at the annual organization meeting of the Board. The Committee chairperson is appointed by the Board.

MEMBER SKILLS AND TRAINING

Committee members shall have
o    an inquiring attitude, objectivity, and sound judgment
o    knowledge of the primary industry in which the Company operates
o the ability to read and understand fundamental financial statements, including the Company's balance sheet, statement of earnings, statement of cash flows and key performance indicators
o    a working familiarity with basic finance and accounting practices and
o the ability to understand key business and financial controls and related control processes.

At least one Committee member shall have
o expertise in business and financial reporting and control, including knowledge of the regulatory requirements and
o    past accounting or related financial management expertise.

Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside organization.

MEETINGS

The Committee shall meet at least three times annually or more frequently as circumstances require. The Committee chair shall prepare and/or approve an agenda in advance of each meeting. As part of its responsibility to foster open communication, the Committee shall meet at least annually with management, the Director of Internal Audit, and the independent auditor in separate sessions to discuss any matters that the Committee or these groups believe should be discussed in executive session. In addition, the Committee or designated Committee member shall meet quarterly with management to review the Company's Form 10-Q financial information prior to its filing. Any meetings may be conducted telephonically.

AUTHORITY

The Committee has the authority to conduct or authorize any activities or investigation appropriate to fulfilling its responsibilities. The Committee also has direct access to the internal and independent auditor as well as anyone else in the Company with information pertinent to the proper performance of its duties. In addition, the Committee shall have access to its own legal counsel and other advisors at the Committee's sole discretion.

CORE RESPONSIBILITIES

The Committee has three core responsibilities:

o assessing the processes related to the Company's risks and control environment
o    overseeing financial reporting and
o    evaluating the internal and independent audit processes.

To accomplish these, the Committee shall establish and maintain free and open communication between the Board, the independent auditor, the Director of Internal Audit and the management of the Company.

ASSESSING RISKS AND THE CONTROL ENVIRONMENT

The Committee shall fulfill its responsibility for assessing the processes related to the Company's risks and the control environment by performing these activities.
1. Encourage management to foster an atmosphere that supports a strong control environment.
2. Meet with management, the Director of Internal Audit, and the independent auditor in separate sessions to discuss any matters that the Committee or these groups believe should be discussed in executive session.
3. Review with management the significant risks and exposures to the Company and their impact or potential impact on the financial statements.
4. Review with management, the Director of Internal Audit and the independent auditor the adequacy of the Company's internal control environment and controls in selected areas representing significant financial and business risk.
5. Review with management and legal counsel any legal and regulatory matters that may have a significant impact on the financial statements and compliance policies and programs.

OVERSEEING FINANCIAL REPORTING

The Committee shall fulfill its responsibility for overseeing financial reporting by performing these activities.
1. Understand the Company's accounting policies and procedures. Specifically, review and understand significant and unusual transactions, revenue
     recognition practices,  and  significant  deferred  costs,   accruals, and
     management estimates.
2.   Review and approve changes in important accounting principles.
3. Review with the independent auditor and management the auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.
4. Review and approve significant conflicts of interests and related-party transactions.
5. Review with management, or cause a designated Committee member to review with management, the quarterly financial statements prior to the filing of the Company's Form 10-Q with the Securities and Exchange Commission
     (SEC).
6. At the completion of the annual examination, review with the independent auditor, management and the Director of Internal Audit
o the Company's Annual Report on Form 10-K, including the audited financial statements and related footnotes
o the independent auditor's audit and related opinion of the financial statements
o the independent auditor's observations of the Company's internal control structure and other related matters
o any significant findings and recommendations, including management's responses
o    any significant changes required in the independent auditor's audit plan
o any serious difficulties or disputes with management encountered during the course of the audit and
o other matters related to the conduct of the audit which are to be communicated to the Committee under Generally Accepted Auditing Standards.

7. Provide minutes of Committee meetings to the Board detailing the committee's activities, conclusions and recommendations.
8. Annually review and update the Committee's charter and recommend any proposed changes to the Board for approval.
9 Ensure the Committee's charter is published at least every three years in accordance with SEC regulations.
10. Annually, prepare a report to stockholders as required by the SEC and include the report in the Company's annual proxy statement.

EVALUATING THE AUDIT PROCESS

The Committee shall fulfill its responsibility for evaluating the internal and independent audit processes by performing these activities.
1. Recommend to the Board the selection of the independent auditor, approve the compensation of the independent auditor, evaluate the performance of the independent auditor, and review and approve the discharge of the independent auditor.
2. Annually, review and discuss with the independent auditor all significant relationships with the Company that could impair the auditor's independence. Include a review of management consulting services and related fees provided by the independent auditor.
3. Confirm and assure the independent auditor's understanding that they are responsible to the Board and the Committee as representatives of the stockholders.
4. Consider with management and the independent auditor the rationale for employing audit firms other than the principal independent auditor.
5. Review with the independent auditor, management and the Director of Internal Audit the scope of the proposed audit for the coming year and the audit procedures to be utilized.
6. Review with the Director of Internal Audit and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.
7. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.
8.   Consider and review with the Director of Internal Audit
     o   the internal audit department charter
     o   the independence and objectivity of the internal auditors
     o   the annual audit plan and scope
     o   the process used to develop the annual audit plan
     o   the internal audit department staffing and
     o   internal audit's compliance with the Institute of Internal
         Auditors' Standards for the Professional Practice of Internal Auditing.

9.   Consider and review with the Director of Internal Audit and management
     o   the status of internal audit activities
     o significant findings and recommendations, including management's responses and the current status of the recommendations
     o any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and
     o   any changes required in the planned scope of the audit plan.

                               PUBLIX SUPER MARKETS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2001


The undersigned hereby appoints Howard M. Jenkins, Charles H. Jenkins, Jr. and
W. Edwin Crenshaw or any of them, as proxies with full power of substitution, to vote all shares of common stock of Publix Super Markets, Inc., which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders, and at any adjournments thereof, on the following matters:

     1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton.

        |_| FOR all nominees listed above (except as to those nominees whose names have been crossed out).

        |_| AUTHORITY WITHHELD

     2. Other Matters - Unless a line is stricken through this sentence, the proxies named above may, in their discretion, vote the shares represented by this proxy card upon such other matters as may properly come before the Annual Meeting.

The shares represented by this proxy card will be voted only if this proxy card is properly executed and timely returned. In that event, such shares will be voted as specified. If no specification is made, the shares will be voted in favor of items 1 and 2.

The undersigned acknowledges receipt of (1) the Company's 2000 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 6, 2001, relating to the Annual Meeting. The undersigned revokes any proxy previously given for the shares represented by this proxy.

---------------     -------------------------    -------------------------
Date                Signature                    Signature if held jointly

|_|If you received an annual report for this account and request not to, please mark an (x) in this box. Stockholders with multiple accounts, please leave one proxy card unmarked.

|_|I will attend the meeting.

Note: Your signature should appear as your name appears hereon. For shares held in joint names, each joint owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

Please mark, sign, date and promptly return this proxy card using the enclosed envelope.

                    TO THE PARTICIPANTS OF PUBLIX SUPER MARKETS, INC.
                           EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)



Dear ESOP Participant:

The Publix Super Markets, Inc. Annual Meeting of Stockholders is being held on May 15 this year. At the meeting, the Trustee of the ESOP, Hoyt R. Barnett, or his designee, will vote the shares allocated to your ESOP account according to your instructions. You may indicate your instructions on the last page of this booklet, which is the 2001 Notice of Annual Meeting of Stockholders and Proxy Statement.

Your choices are:

o To vote on the  issues  described  on the  last  page  of this  booklet,
o To withhold authority to vote your shares.

Once you have made your voting decision on the proxy card:

o     Sign and date the card,
o     Tear off along perforated line,
o Fold and return through the unmetered mail system. If you did not receive this booklet at a Publix location, please return the card in the envelope provided.

Please keep in mind that if you indicate "authority withheld" on the last page of this booklet, the Trustee will not exercise any voting rights for your ESOP shares. If your voting instructions are not received by May 15, the Trustee will vote your ESOP shares at his discretion.

Thank you,

Plan Administrator
Publix Super Markets, Inc.

Dated: March 6, 2001

                            PUBLIX SUPER MARKETS, INC.
                         REQUEST FOR VOTING INSTRUCTIONS
                             IN CONNECTION WITH THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2001



The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (the "ESOP"), with respect to all shares of common stock of Publix Super Markets, Inc. (the "Company") allocated to the ESOP account of the undersigned, the voting rights of which are accorded to the undersigned under the ESOP (the "Account Shares"), requests and instructs Hoyt
R. Barnett, Trustee, or the Trustee's designee, to attend the Annual Meeting of Stockholders of the Company to be held on May 15, 2001, and any adjournments thereof, and to vote all the Account Shares which are entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to vote as follows:

    1. Election of Directors - Carol Jenkins Barnett, Hoyt R. Barnett, W. Edwin Crenshaw, Mark C. Hollis, Charles H. Jenkins, Jr., Howard M. Jenkins, Tina P. Johnson, E. Vane McClurg and Kelly E. Norton.

      |_| FOR all nominees listed above (except as to those nominees whose names have been crossed out).

      |_| AUTHORITY WITHHELD

    2. Other Matters - Unless a line is stricken through this sentence, the Trustee (or the Trustee's designee) is directed in such person's discretion to vote the Account Shares upon such other matters as may properly come before the Annual Meeting.

The Account Shares will be voted as directed above if this proxy card is properly executed and timely returned. If no specification is made, or this proxy card is not returned, the shares will be voted at the Trustee's discretion.

The undersigned acknowledges receipt of (1) the Company's 2000 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated March 6, 2001, relating to the Annual Meeting. The undersigned revokes any proxy previously given for the Account Shares.

--------------------         -----------------------------------
Date                         Signature

Note: Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

|_| I will attend the meeting.

(Promptly mark, sign, date, remove from booklet, fold and return either through the unmetered mail system or in the enclosed envelope.)

Return to:
Retirement Department
Publix Corporate Office
Lakeland